Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atlantic BancGroup, Inc., on Form 10-QSB for the period ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, David L. Young, Executive Vice President, Chief Financial Officer, and Corporate Secretary of Atlantic BancGroup, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Atlantic BancGroup, Inc., as of and for the period covered by the report.

Date: August 10, 2007	/s/ David L. Young
David L. Young
Executive Vice President,
Chief Financial Officer, and
Corporate Secretary